UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2012
Date of Report (Date of earliest event reported)

I-LEVEL MEDIA GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902, B1, KangBao Huayuan #8 Gongren Tiyuchang Donglu Chaoyand District, Beijing, PRC	100020
(Address of principal executive offices)	(Zip Code)

+86 10-65-911-544
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 –      SECURITIES AND TRADING MARKETS

Item 3.02              Unregistered Sales of Equity Securities.

On March 31, 2012 the Company closed a shares for debt private placement (the “Shares for Debt Private Placement”) to certain subscribers (the “Subscribers”), respecting the issuance of an aggregate of 62,000,000 shares of the Company’s common stock (each a “Debt Share”), at a subscription price of US$0.002 per Debt Share. The Company, pursuant to a director’s resolution dated March 31, 2012 ratified, confirmed and approved the terms and conditions of its Debt Private Placement and issued 62,000,000 Debt Shares of the Company, for total debt settlement of US$124,000.

The Shares were sold and issued in reliance upon Regulation S of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-LEVEL MEDIA GROUP INCORPORATED /s/ Francis Chiew
DATE: May 15, 2012	Francis Chiew Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and a director

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